UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 21, 2017

ARI NETWORK SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-19608	39-1388360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10850 W. Park Place, Suite 1200 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip code)

(414) 973-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

On June 21, 2017, ARI Network Services, Inc. (the “Company”) issued a press release announcing its entry into an agreement and plan of merger dated June 20, 2017 (the “Merger Agreement”) with Expedition Holdings LLC, a Delaware limited liability company (the “Parent”), and Expedition Merger Sub, Inc., a Wisconsin corporation and a direct wholly owned subsidiary of the Parent (the “MergerSub”), and also disseminated communications to its employees related to the transactions contemplated under Merger Agreement.  The press release and communications are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4 and are incorporated by reference herein.  The Parent and the MergerSub are affiliates of investment funds advised by True Wind Capital Management, LLC, a private equity firm.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description

99.1	Press Release dated June 21, 2017
99.2	Memorandum to Employees
99.3	True Wind Capital Acquisition Frequently Asked Questions for Employees
99.4	Employee Presentation

Additional Information and Where to Find It

The Company plans to file with the Securities and Exchange Commission (“SEC”) and furnish its shareholders a proxy statement in connection with the proposed transaction. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. Investors and shareholders will be able to obtain free copies of these documents and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by going to the Company’s Investor Relations website at investor.arinet.com and clicking on the “SEC Filings” tab.

This report is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell any securities, and it is not a substitute for any proxy statement or other filings that may be made with the SEC should the transaction proceed.

Participants in the Solicitation

The directors and executive officers of the Company may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed acquisition. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding the Company’s directors and executive officers is also included in the Company’s definitive proxy statement for its 2017 Annual Meeting of Shareholders, which was filed with the SEC on November 28, 2016. These documents are available free of charge as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 21, 2017

ARI NETWORK SERVICES, INC.

By:

/s/ William A. Nurthen

William A. Nurthen

Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 21, 2017
99.2	Memorandum to Employees
99.3	True Wind Capital Frequently Asked Questions for Employees
99.4	Employee Presentation